EXHIBIT 21

                    List of Subsidiaries of Coach USA, Inc.

          Name                                            State of Incorporation
          ----                                            ----------------------
ASTI, Inc.......................................................  Florida
Aiglon Car Rentals, Inc.........................................  Texas
American Bus Lines, Inc.........................................  Florida
American Coach Lines, Inc.......................................  Florida
American Limousine Service, Inc.................................  Florida
American Sightseeing Tours, Inc.................................  Florida
Arrow Stage Lines, Inc..........................................  Nebraska
Barclay Airport Service, Inc....................................  New Jersey
Cab Services, Inc...............................................  Texas
California Charters, Inc........................................  Texas
Cape Transit Corp...............................................  New Jersey
Central Jersey Transit, Inc.....................................  New Jersey
Coach USA, Inc..................................................  Delaware
Coach USA Administration, Inc...................................  Nevada
Colorado Springs Airport Transportation Service, Inc............  Colorado
Community Bus Lines, Inc........................................  New Jersey
Community Coach, Inc............................................  New Jersey
Community Tours, Inc............................................  New Jersey
Community Transit Lines, Inc....................................  New Jersey
Community Transportation, Inc...................................  New Jersey
Eagle Executive Transportation Services, Inc....................  Texas
Falcon Charter Service..........................................  California
Fiesta Cab Company..............................................  Texas
Fiesta Cab Company of San Antonio...............................  Texas
Fiesta Transportation Company...................................  Texas
Golden Vacations, Inc...........................................  California
Greater Austin Transportation Company...........................  Texas
Greater Boulder Transportation Company..........................  Colorado
Greater Colorado Springs Transportation.........................  Colorado
Suburban Management Corp........................................  New Jersey
Greater Denver Transportation Company...........................  Colorado
Greater Houston Transportation Company..........................  Texas
Grosvenor Bus Lines, Inc........................................  California
Grosvenor Limousine Service, Inc................................  California
Gulf Coast Transportation Company...............................  Texas
H.A.M.L. Corporation............................................  New Jersey
Houston Cab Company.............................................  Texas
K-T Contract Services, Inc......................................  Texas
L.E.R. Transportation Company...................................  New Jersey
LND, Inc........................................................  Florida
Leisure Time Tours..............................................  New Jersey
Mister Sparkle, Inc.............................................  New Jersey
New Delaware Coach, Inc.........................................  Delaware
Red Top Sedan Service, Inc......................................  Florida
Red Top Transportaion, Inc......................................  Florida
Shuttle Services MIA, Inc.......................................  Florida
Suburban Trails, Inc............................................  New Jersey
Suburban Transit Corp...........................................  New Jersey
Texas Bus Lines, Inc............................................  Texas
Texas Shuttle Inc...............................................  Texas
Transportation Contractors, Inc.................................  Florida
Yellow Cab Company of Houston, Inc..............................  Texas
Yellow Cab Service Corporation..................................  Delaware
Zone Taxicab of Colorado Springs, Inc...........................  Colorado